CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Product revenue
Product revenue, net from related party	$ 103	$ 0	$ 63	$ 0
Selling, General and Administrative Expenses
Selling, general and administrative, including related party expenses	369	362	614	625
Research And Development
Research and development, including related party expenses	$ 182	$ 194	$ 272	$ 249